REAL ESTATE HELD FOR INVESTMENT (Reven Portfolio) - Reven Portfolio (Detail) - Reven Portfolio $ in Thousands	Nov. 04, 2019 USD ($)
Assets:
Land	$ 17,126
Building and improvements	91,320
Tenant origination and absorption costs	1,477
Cash and cash equivalents	8,104
Restricted cash	1,667
Rents and other receivables	989
Prepaid expenses and other assets	634
Liabilities:
Notes payable	(61,885)
Accounts payable and accrued liabilities	(1,893)
Other liabilities	(904)
Total cash paid for acquisition	$ 56,635